Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT is dated and entered into as of June 7, 2025 (this “Amendment”), by and among REVOLUTION FINANCIAL, INC., a Texas corporation (“Revolution”), FLEX REVOLUTION, LLC, a Delaware limited liability company (“Flex” and together with Revolution, individually and collectively, the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, FlexShopper, and BP FUNDCO LLC, a Delaware limited liability company, as Administrative Agent (the “Administrative Agent”).

R E C I T A L S

WHEREAS, reference is made to that certain Credit Agreement, dated as of September 2, 2020, by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent (as amended or modified by (i) that certain Interim Waiver to the Credit Agreement dated as of January 11, 2022, (ii) that certain First Amendment to Credit Agreement dated as of March 2, 2022, (iii) that certain Joinder Agreement, Consent, Waiver and Second Amendment to Credit Agreement dated June 7, 2023 and (iv) that certain Addendum Agreement dated as of January 10, 2025) (as so amended or modified and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, no amendment or waiver of any provision of the Credit Agreement or any other Loan Document and no consent to any departure therefrom shall be effective without the written concurrence of the Lender (which, as the sole Lender, constitutes the Required Lenders) (the “Consenting Lender”);

WHEREAS, the Consenting Lender has agreed to amend certain provisions of the Credit Agreement on the terms and in the manner set forth herein; and

WHEREAS, Borrower and each Guarantor hereto each acknowledge and confirm respectively that (a) they will derive substantial direct and indirect benefits from the execution, delivery and performance by the Lender of this Amendment, (b) this Amendment constitutes valuable consideration to the Borrower and each Guarantor, (c) the agreements of the Borrower and each Guarantor hereunder (and under each of the other Loan Documents to which they are a party) are intended to be an inducement to Lender to execute, deliver and perform this Amendment and (d) the Administrative Agent and each Lender is relying upon the agreements of Borrower and each Guarantor hereunder (and under each of the other Loan Documents to which they are a party) in entering into and performing under this Amendment.

NOW, THEREFORE, in reliance upon the foregoing facts and in consideration of the mutual agreements of the parties hereto, the parties hereby agree as follows:

ARTICLE I. AMENDMENTS TO CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

Section 1.1. Effective as of the Amendment Effective Date, the definition of “Amortization Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Amortization Period” means the period commencing on the last day of the Draw Period and ending on June 7, 2026.

Section 1.2. Effective as of the Amendment Effective Date, the definition of “Draw Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Draw Period” means the period commencing on the Closing Date and ending on the earliest to occur of (a) July 31, 2025, and (b) the Draw Period Termination Date; provided, that the Borrower may seek to extend the Draw Period by an additional one (1) year in accordance with Section 2.01(b).

Section 1.3. This Amendment (i) is strictly limited to the amendments set forth in Article I hereof; and all the other terms, provisions and conditions of the Credit Agreement shall remain in full force and effect, (ii) shall not extend nor be deemed to extend to any Cease Funding Event, Default or Event of Default whether similar or dissimilar to the matters amended or modified herein, (iii) shall not impair, restrict or limit any right or remedy of any Lender or the Administrative Agent with respect to any other event that may hereafter arise under the Credit Agreement or any other Loan Document, and (iv) shall not constitute any course of dealing or other basis for altering any obligation of Borrower or any of the Guarantors or any right, privilege or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document.

Section 1.4. This Amendment is limited precisely as written and shall not be deemed be a waiver of or amendment to or consent to modify any other term or condition of the Credit Agreement or any other Loan Document, which may not be waived, amended or modified, except pursuant to a written agreement signed by each of the parties hereto.

ARTICLE II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective and binding on the parties hereto (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent by the Lenders and the Administrative Agent with delivery by the Lenders and the Administrative Agent of their signature pages to this Amendment evidencing such Person’s acknowledgement that the conditions set forth in this Article II have been satisfied, unless otherwise waived in writing):

Section 2.1. Receipt of Certain Documents. Unless delivery of any of the following is waived by the Administrative Agent, the Administrative Agent shall have received the following, each of which shall be in form and substance satisfactory to the Administrative Agent and each of which shall be, unless otherwise specified herein or otherwise required by the Administrative Agent, originals (or telefacsimiles or portable document format versions thereof (in either such case, promptly followed by originals thereof), each, to the extent to be executed by a Credit Party, properly executed by a Responsible Officer of such Credit Party, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date), all in sufficient number as the Administrative Agent shall separately identify (including, if specified by the Administrative Agent, for purposes of the distribution thereof to the Administrative Agent, the Lenders and the Borrower):

(a) this Amendment duly executed and delivered on behalf of each party hereto; and

(b) such other documents, opinions, certificates, information and consents as the Administrative Agent shall reasonably request in connection herewith.

ARTICLE III. REPRESENTATIONS AND WARRANTIES

Borrower and each Guarantor each hereby represents and warrants to each Lender and the Administrative Agent, on and as of the Amendment Effective Date, that:

(a) After giving effect to this Amendment, the representations and warranties of each of Borrower and such Guarantor under each of the Loan Documents to which it is a party are true and correct in all material respects as if made and restated on the date hereof.

(b) (i) The individual executing this Amendment on behalf of Borrower and such Guarantor is duly authorized to do so, (ii) Borrower and such Guarantor have full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment and (iii) this Amendment constitutes the valid and legally binding obligation of Borrower and such Guarantor, enforceable against Borrower and such Guarantor in accordance with its terms.

(c) No Default or an Event of Default exists; and no event or condition, the occurrence of which immediately is or, with the lapse of time or the giving of notice or both, would become a Backup Servicing Trigger Event or Cease Funding Event, before or after giving effect to this Amendment.

(d) The execution and delivery by Borrower and such Guarantor of this Amendment and the performance by Borrower and such Guarantor of their obligations under this Amendment and the other Loan Documents to which they are a party, in each case, have been duly authorized by all necessary action on the part of Borrower and such Guarantor and do not and will not, in the case of Borrower and such Guarantor (i) violate, conflict with or constitute a breach of, or constitute a default under, any provision of Borrower and such Guarantor organizational documents; (ii) violate, conflict with or constitute a breach of, or constitute a default under, any provision of any statute, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which Borrower and such Guarantor are a party or is subject, or by which any of their assets are bound or affected; (iii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower and such Guarantor other than Liens in favor of the Administrative Agent and the Permitted Liens; or (iv) result in a breach of, or constitute a default by Borrower and such Guarantor under, any indenture, loan, or credit agreement or any other agreement, document, instrument, or certificate to which Borrower and such Guarantor are a party or subject or by which they or any of their assets are bound or affected, including, but not limited to, any loan from or agreement of any type with a third-party lender.

(e) No approval, authorization, order, license, permit, franchise, or consent of, or registration, declaration, qualification, or filing with, any Governmental Authority or other Person is required in connection with the execution and delivery of this Amendment by Borrower and such Guarantor and the performance by Borrower and such Guarantor of their obligations under this Amendment or any of the other Loan Documents to which they are a party, in addition to those that have already been obtained.

ARTICLE IV. REAFFIRMATION AND ACKNOWLEDGMENT

Section 4.1. Reaffirmations and Acknowledgments. Each of Borrower and each Guarantor hereby: (i) acknowledges, confirms, affirms and reaffirms in all respects the terms and provisions of, and confirms the validity and effectiveness of, each of the Loan Documents to which it is a party; (ii) acknowledges, confirms, affirms and reaffirms its respective obligations, guarantees and security interests under each of the Loan Documents to which it is a party; and (iii) confirms and agrees that it has no defenses to or offsets against any of its respective obligations under any of the Loan Documents to which it is a party (any such offset, defense or counterclaim as may exist being hereby irrevocable waived by each of Borrower and such Guarantor).

ARTICLE V. MISCELLANEOUS

Section 5.1. Entire Agreement. This Amendment and the Loan Documents sets forth the entire agreement of the parties hereto with respect to the subject matter hereof.

Section 5.2. Amendment. Neither this Amendment nor any provision hereof may be waived, amended or modified, except pursuant to a written agreement signed by each of the parties hereto.

Section 5.3. Release of Claims. In consideration of the Lender’s agreements contained in this Amendment, Borrower and each Guarantor hereby irrevocably releases and forever discharge the Lender and the other Indemnified Lender Parties (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower and Guarantor ever had or now has against the Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Lender or any other Released Person relating to the Loan Documents on or prior to the date hereof.

Section 5.4. Incorporation by Reference. The terms of the Credit Agreement with respect to Sections 10.02 (Notices), 10.04 (Expenses), 10.10 (Counterparts etc), 10.12 (Severability), 10.15 (Governing Law), and 10.16 (Waiver of Right to Jury Trial) are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 5.5. References.

(a) From and after the Amendment Effective Date, (i) all references in the Credit Agreement to “this Amendment”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement (as amended or modified hereby), and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement (as amended or modified hereby).

(b) This Amendment shall constitute a Loan Document.

Section 5.6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, electronic “PDF” or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.7. Borrower shall pay to or otherwise reimburse each Lender and the Administrative Agent upon demand all reasonable fees, costs and expenses (including all reasonable fees and expenses of the Administrative Agent’s counsel) incurred by each Lender and the Administrative Agent in connection with or arising out of the negotiation, preparation, review, execution and delivery of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by as of the day and year first above written.

BORROWER:

REVOLUTION FINANCIAL, INC., a Texas corporation

By:	/s/ Michael Brent Turner
Name:	Michael Brent Turner
Title:	Executive Chairman

FLEX REVOLUTION, LLC, a Delaware limited liability company

By:	/s/ H. Russell Heiser, Jr.
Name:	Russ Heiser
Title:	CEO

[Signature Page to Third Amendment to Credit Agreement]

GUARANTORS:

FLEXSHOPPER:

FLEXSHOPPER, INC., a Delaware corporation

By:	/s/ Russ Heiser
Name:	Russ Heiser
Title:	CEO

SUBSIDIARY GUARANTORS:

BLUESKY ACQUIRE, INC.
INFINITY HOLDING CORPORATION INFINITY OF NEVADA, INC. INFINITY OF UTAH, INC.
INFINITY OF NEW MEXICO, INC. MAIN ST. PERSONAL FINANCE, INC. ACAC, INC.
QUIK LEND, INC.

For each of the foregoing entities:

By:	/s/ Michael Brent Turner
Name:	Michael Brent Turner
Title:	Executive Chairman

FIRST MONEY IN, LLC
INFINITY LOANS OF DEMING, NEW MEXICO, LLC INFINITY LOANS OF SUNLAND PARK, NEW MEXICO, LLC

For each of the foregoing entities:

By:	/s/ Michael Brent Turner
Name:	Michael Brent Turner
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

INFINITY LOANS OF NEW MEXICO, LLC INFINITY LOANS OF IDAHO, LLC INFINITY WAGES AND BENEFITS, LLC INFINITY LOANS OF MURRAY, UTAH, LLC
INFINITY LOANS OF WEST VALLEY, UTAH, LLC INFINITY LOANS OF ESPANOLA II, NEW MEXICO, LLC INFINITY LOANS OF ALBUQUERQUE, NEW MEXICO, LLC
INFINITY LOANS OF ALBUQUERQUE II, NEW MEXICO, LLC
INFINITY LOANS OF ALBUQUERQUE III, NEW MEXICO, LLC
INFINITY LOANS OF CARLSBAD, NEW MEXICO, LLC INFINITY LOANS OF CHAPARRAL, NEW MEXICO, LLC INFINITY LOANS OF CLOVIS, NEW MEXICO, LLC INFINITY LOANS OF ESPANOLA, NEW MEXICO, LLC INFINITY LOANS OF FARMINGTON, NEW MEXICO, LLC
INFINITY LOANS OF GALLUP, NEW MEXICO, LLC INFINITY LOANS OF ALBUQUERQUE IV, NEW MEXICO, LLC
INFINITY LOANS OF LAS CRUCES, NEW MEXICO, LLC INFINITY LOANS OF LAS VEGAS, NEW MEXICO, LLC INFINITY LOANS OF LOS LUNAS, NEW MEXICO, LLC INFINITY LOANS OF RIO RANCHO, NEW MEXICO, LLC
INFINITY LOANS OF ROSWELL, NEW MEXICO, LLC INFINITY LOANS OF SANTA FE, NEW MEXICO, LLC INFINITY LOANS ONLINE, LLC

For each of the foregoing entities:

By:	/s/ Michael Brent Turner
Name:	Michael Brent Turner
Title:	Manager

[Signature Page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

BP FUNDCO LLC, as Administrative Agent

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

LENDERS:

BP FUNDCO LLC, as a Lender and holder of Promissory Note A

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

BP FUNDCO LLC, as a Lender and holder of Promissory Note B

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]